Exhibit 10.27.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Amendment to the United Express Agreement (the “Amendment”) is effective as of March 15, 2010 (the “Effective Date”) by and between UNITED AIR LINES, INC., a Delaware corporation, with its operations center located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007 (“United”), and SHUTTLE AMERICA CORP., an Indiana corporation, having its principal mailing address at 8909 Purdue Road, Suite 300 Indianapolis, IN 46268 (“Shuttle America” or “Contractor”).

WHEREAS, the parties previously entered into that certain United Express® Agreement, dated as of December 28, 2006 (United Contract# 172884) the “Agreement”;

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement;

WHEREAS, Article XII.A.1 details the requirements for Comprehensive Airline Liability Insurance; and

WHEREAS, the parties desire to further amend the Agreement to [***] for Comprehensive Airline Liability Insurance.

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.	SCOPE, TERM, and CONDITIONS

A.	The text of Article XII.A.1 of the Agreement, [***] is hereby deleted in its entirety and replaced with the following:

“Comprehensive Airline Liability Insurance, including, but not limited to, Aircraft Liability, Passenger Liability, Comprehensive General Liability Insurance, War Risk and Other Perils (per AVN52E or its equivalent), including passengers and third parties, Cargo Liability and Baggage Liability Insurance, with combined single limits for each and every loss and each aircraft of not less than (i) [***] or (ii) [***] per available seat or (iii) the limits that Contractor has in place, whichever is greatest among the [***] available options. Notwithstanding the above, the liability coverage for non-passenger personal injury shall be no less than [***] in the annual aggregate. Any policies of insurance carried in accordance with this Article XII.A.1 will also contain or be endorsed to contain those provisions set forth in the attached Appendix G.”

B.

The Attachment A to this Amendment is the revised iteration of Appendix G, Liability Insurance, to the Agreement and is modified [***] for Comprehensive Airline Liability Insurance. It hereby replaces any and all prior existing iterations of Appendix G.

III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Effective Date.

UNITED AIR LINES, INC.		SHUTTLE AMERICA CORP.

By:	/s/ John Tague	By:	/s/ Tim Dooley
	John Tague		Tim Dooley
	President and EVP		Vice President, Financial Planning and Analysis

ATTACHMENT A

APPENDIX G

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